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                                                                    Exhibit 10.9

                              AMENDMENT NUMBER ONE
                                     TO THE
                                 PLAN AGREEMENT

     THIS AMENDMENT NUMBER ONE TO PLAN AGREEMENT ("AMENDMENT") is made and entered into, as of this 30th day of August, 2004 (the "EFFECTIVE DATE"), by and between Haynes International, Inc. (the "COMPANY") and Francis J. Petro (the "PARTICIPANT").

                                   WITNESSETH:

     WHEREAS, the Company previously established the Haynes International, Inc. Supplemental Executive Retirement Plan, effective January 1, 2002 (the "PLAN"), whereby a select group of management and highly compensated employees of the Company are entitled to receive specified benefits under the Plan;

     WHEREAS, the Participant was selected to participate in the Plan and as a result the Company and the Participant previously entered into that certain Plan Agreement, dated December 13, 2002, a copy of which is attached hereto and incorporated herein as EXHIBIT A (the "PLAN AGREEMENT");

     WHEREAS, the Company and the Participant previously entered into that certain Executive Employment Agreement, dated as of January 1, 2003 which shall be amended and restated by a certain Amended and Restated Executive Employment Agreement (the "EMPLOYMENT AGREEMENT");

     WHEREAS, the parties hereto desire to amend the Plan Agreement upon the terms and conditions set forth in this Amendment; and

     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings specified in the Plan;

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     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AMENDMENTS

     1. Paragraph 4 of the Plan Agreement is hereby deleted in its entirety and replaced with the following:

          "4. SERP BENEFIT. The Participant's SERP Benefit shall be a monthly amount, payable for the life of the Participant commencing as of the date determined in accordance with Article 3 of the Plan Document, equal to the product of:

               (a)  Three percent (3%), MULTIPLIED BY

               (b) the product of (i) the Participant's Years of Service, MULTIPLIED BY (ii) the Participant's Average Compensation; and reduced by

               (c) The Actuarial Equivalent value of any amounts that the Participant is entitled to under the Haynes International, Inc. Pension Plan or any successor defined benefit pension plan.

     For the purposes of this Plan Agreement, the consummation of a plan of reorganization of the Company and the transactions contemplated thereby as approved by the Bankruptcy Court for the Southern District of Indiana with respect to the filing of a voluntary petition for bankruptcy by the Company under Chapter 11 of Title 11 of the U.S. Code (11 USC Section 101, ET. SEQ.) in the U.S. Bankruptcy Court for the Southern District of Indiana shall not constitute a Change in Control.

     2. Paragraph 8 is hereby inserted as a new paragraph in the Plan Agreement immediately following Paragraph 7 and shall be as follows:

          "8. ACKNOWLEDGEMENT AND AGREEMENT. The Participant hereby acknowledges and agrees that the provisions of this Agreement, and the Company's obligations hereunder, fully satisfy the Company's obligations under SECTION 1(e)(vii) of the Employment Agreement.

     3. This Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, but both of which shall constitute one and the same instrument. The validity,

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meaning and effect of this Amendment shall be determined in accordance with the laws of the State of Indiana applicable to contracts made and to be performed in that State.

     4. This Amendment amends the Plan Agreement to the extent provided herein only and all other provisions thereof shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Effective Date.


                                       "PARTICIPANT"


                                         /s/ Francis J. Petro
                                        --------------------------------
                                        Francis J. Petro


                                        "COMPANY"

                                        HAYNES INTERNATIONAL, INC.

                                        Compensation Committee

                                        /s/ Richard C. Lappin
                                        --------------------------------
                                        Signature of Committee Member

                                          Richard C. Lappin
                                        --------------------------------
                                        Type or Print Name

     [Exhibit A - Plan Agreement under the Supplemental Executive Retirement Plan Agreement has been omitted from the Agreement as filed with the Securities and Exchange Commission (the "SEC"). The omitted information is filed as Exhibit
10.08 to the Registration Statement. The Registrant will furnish supplementally a copy of any of the omitted exhibit to the SEC upon request from the SEC.]

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